Exhibit 99.2

CONSOLIDATED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORTS

ELECTRIC MACHINERY ENTERPRISES, INC. AND SUBSIDIARIES

(Debtor-in-Possession)

December 31, 2003

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	3

FINANCIAL STATEMENTS

Consolidated Balance Sheet	4 - 5

Consolidated Statement of Operations and Accumulated Deficit	6

Consolidated Statement of Cash Flows	7 - 8

Notes to Consolidated Financial Statements	9 - 19

SUPPLEMENTAL INFORMATION	20

Independent Auditors’ Report on Supplemental Information	21

Schedule of Consolidated Selling, General and Administrative Expenses	22

Schedule of Open Contracts	23

Schedule of Closed Contracts	24

Schedule of Time and Material Job Activity	25

Combined Financial Information	26 -28

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

We have audited the consolidated balance sheet of Electric Machinery Enterprises, Inc. and Subsidiaries (collectively, the “Company”) as of December 31, 2003, and the related consolidated statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electric Machinery Enterprises, Inc. and Subsidiaries, as of December 31, 2003, and the results of its operations, and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note B to the financial statements, the company filed a petition for relief under Chapter 11 of the federal bankruptcy code in the United States Bankruptcy Court of the Middle District of Florida on May 29, 2003. Additionally, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. (See notes B, O and Q).

Tampa, Florida

April 9, 2004

2203 NORTH LOIS AVENUE•SUITE 700•POST OFFICE BOX 25177•TAMPA, FLORIDA 33622•(813) 875-7774 FAX (813) 874-6785

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

CONSOLIDATED BALANCE SHEET

December 31, 2003

ASSETS
CURRENT ASSETS
Cash and cash equivalents (notes A4 and A10)	$1,934,256

Contract receivables, net (notes A6, D, F and I2)
Billed	5,543,793
Retainage	1,196,513

6,740,306

Notes receivable (note C)	135,671

Other receivables	256,407

Income tax refund receivable	299,000

Costs and estimated earnings in excess of billings on uncompleted contracts (notes A5 and D)	1,092,047

Inventory (notes A7, F and G)	1,697,974

Prepaid expenses	22,000

Total current assets	12,177,661

PROPERTY, PLANT AND EQUIPMENT - at cost, less accumulated depreciation (notes A8, E, F and G)	2,096,512

INVESTMENTS
Real estate held for future use (note R)	838,511
Cash surrender value of life insurance policies (net of $144,366 of loans payable)	109,923
Investment in partnership (note R)	22,969

971,403

OTHER ASSETS
Notes receivable (note C)	138,456
Deposits and other	257,409
Contract and claims receivable (note Q)	9,647,389

10,043,254

$25,288,830

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

CONSOLIDATED BALANCE SHEET

December 31, 2003

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Notes payable (note F)	$7,181,285
Current maturities of long-term debt (note G)	1,692,308
Accounts payable	3,724,537
Billings in excess of costs and estimated earnings on uncompleted contracts (notes A5 and D)	1,035,374
Accrued expenses	1,411,860
Lawsuit settlements (note M)	4,151,000

Total current liabilities	19,196,364

LONG-TERM DEBT, less current maturities (note G)	513,297

COMMITMENTS AND CONTINGENCIES (note I)	—

LIABILITIES SUBJECT TO COMPROMISE
Pre-petition accounts payable	2,615,323
Pre-petition long-term debt (note N)	3,061,516

5,676,839

Total liabilities	25,386,500

STOCKHOLDERS’ DEFICIT
Common stock
Class A - voting stock, $.01 par value, 10,000,000 shares authorized, 1,417,872 shares issued and outstanding	14,179
Class B - non-voting stock, $.01 par value, 10,000,000 shares authorized, 1,093,539 shares issued and outstanding	10,935
Paid-in capital in excess of par value	4,186,503
Accumulated deficit	(3,380,497)

831,120
Less 43,931 shares of common stock in treasury at cost (note K)	(928,790)

Total stockholders’ deficit	(97,670)

$25,288,830

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

CONSOLIDATED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT

For the year ended December 31, 2003

Earned revenues (notes A5 and Q)	$48,513,910

Cost of earned revenues (notes A5 and Q)	44,979,782

Gross profit	3,534,128

Selling, general and administrative expenses	8,985,342

Operating loss	(5,451,214)

Other income (expense)
Interest expense	(582,437)
Interest income	4,722
Bad debt recovery	327,051
Gain on sale of property	17,608
Lawsuit settlement (note M)	(4,151,000)
Rental income	75,291
Insurance refund	385,224
Miscellaneous	54,366

(3,869,175)

Loss before reorganization item and income taxes	(9,320,389)

Reorganization item (note P)
Professional fees	(291,000)

Loss before income taxes	(9,611,389)

Provision for income taxes (notes A9 and H)
Current benefit	183,000
Deferred expense	(234,000)

(51,000)

NET LOSS	(9,662,389)

Retained earnings at beginning of year	6,281,892

Accumulated deficit at end of year	$(3,380,497)

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2003

Cash flows from operating activities
Net loss	$(9,662,389)

Adjustments to reconcile net loss to net cash used by operating activities
Gain on sale of assets	(17,608)
Depreciation and amortization	322,866
Decrease in inventory	387,677
Increase in accounts receivable	(2,843,466)
Increase in income tax refund and other receivables	(92,183)
Increase in prepaid expenses, deposits and other assets	(185,525)
Decrease in deferred tax asset	234,000
Net decrease in costs and estimated earnings in excess of billings on uncompleted contracts	2,433,740
Increase in accounts payable	6,505,113
Decrease in pre-petition accounts payable	(4,040,274)
Increase in accrued expenses and retirement arrangement	1,213,422
Increase in lawsuit settlements	4,151,000

Total adjustments	8,068,762

Net cash used by operations	(1,593,627)

Cash flows from investing activities
Decrease in equity of partnership investment	14,764
Proceeds from sale of property and equipment	18,115
Property and equipment additions	(83,072)

Net cash used by investing activities	(50,193)

Cash flows from financing activities
Proceeds from notes receivable	5,876
Net proceeds on bank line of credit	2,770,248
Proceeds from long-term debt	450,026
Payments on long-term debt	(312,574)

Net cash provided by financing activities	2,913,576

Net increase in cash and cash equivalents	1,269,756
Cash and cash equivalents at beginning of year	664,500

Cash and cash equivalents at end of year	$1,934,256

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

For the year ended December 31, 2003

Supplemental disclosures of cash flow information
Cash paid during the year
Interest	$421,304

Income taxes	$—

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2003

NOTE A - DESCRIPTION OF THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A description of the company and a summary of the significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

1. Description of the Business

Electric Machinery Enterprises, Inc., (“EME”), located in Tampa, Florida, is engaged primarily in the electrical construction of industrial and commercial buildings, providing services to a wide variety of clients in the United States and abroad. EME’s construction contracts are typically twelve months or less, but may involve a longer duration of time depending upon the nature and size of the project. EME Modular Structures, Inc., a wholly owned subsidiary of EME, is engaged in the construction of concrete modular buildings. E.M. Enterprises General Contractors, Inc., a wholly owned subsidiary of EME, is engaged in the construction of towers used in the cellular telephone industry.

2. Principles of Consolidation

The financial statements include the consolidated accounts of Electric Machinery Enterprises, Inc. and its subsidiaries, EME Modular Structures, Inc. and E.M. Enterprises General Contractors, Inc. (collectively, the “Company”). All significant intercompany transactions and accounts have been eliminated.

3. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

4. Cash and Cash Equivalents

Cash and cash equivalents are comprised of highly liquid instruments with original maturities of three months or less. The cash balance includes no cash equivalents at December 31, 2003.

5. Revenue Recognition

Revenue on long-term contracts is recorded on the basis of the Company’s estimates of the percentage-of-completion of individual contracts, measured for each contract by the percentage of costs incurred-to-date to estimated total costs at completion (cost to cost method).

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE A - DESCRIPTION OF THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

As these long-term contracts extend over one or more years, revisions in costs and profits estimated during the course of the work are recorded in the accounting period in which the facts requiring their revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on the contract is recognized.

6. Contracts Receivable

The Company considers contracts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

7. Inventory

Inventory is stated at the lower of cost or market, determined by the first-in, first-out method.

8. Depreciation and Amortization

Depreciation is provided using both accelerated and straight-line methods over the estimated useful lives of the related assets, ranging from 3 to 39 years. Leasehold improvements are amortized over the shorter of the term of the lease or the useful life of the asset.

9. Income Taxes

The provision for income taxes represents income taxes receivable for the current year plus the change in deferred tax assets during the year. Deferred income taxes have been determined using the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement carrying amounts and tax bases of assets and liabilities using enacted tax rates in effect for the years in which the differences are expected to reverse. This method also allows for the recognition of deferred tax assets in the current period for the future benefit of net operating loss carryforwards and items for which expenses have been recognized for financial statement purposes, but will be deductible in future periods for income tax purposes. The temporary differences in these financial statements relate primarily to accrued lawsuit settlements, accrued salaries and bonuses, and net operating loss carryforwards. A valuation allowance is provided for deferred tax assets if it is uncertain as to the future realization of these benefits.

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE A - DESCRIPTION OF THE COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

10. Concentrations of Credit Risk

Cash balances are maintained in financial institutions. Occasionally, deposits exceed amounts insured by the Federal Deposit Insurance Corporation. Accordingly, the Company places its cash with banks it considers to be high credit quality financial institutions.

NOTE B - PETITION FOR RELIEF UNDER CHAPTER 11 OF FEDERAL BANKRUPTCY CODE

On May 29, 2003 (“Petition date”), Electric Machinery Enterprises, Inc. (the “Debtor”) filed a petition for relief under Chapter 11 of the federal bankruptcy code (“Bankruptcy Code” or “Chapter 11”) in the United States Bankruptcy Court for the Middle District of Florida. Under Chapter 11, certain claims against the Debtor in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtor continues business operations as Debtor-in-Possession. These claims are reflected in the balance sheet as “liabilities subject to compromise.” Additional claims may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Debtor’s assets (“secured claims”) also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured claims are secured primarily by liens on the Debtor’s property, plant, equipment, receivables and inventory (see note Q also).

The Debtor received approval from the Bankruptcy Court to pay or otherwise honor certain pre-petition obligations. (See note N for detail of liabilities subject to compromise).

NOTE C - NOTES RECEIVABLE

Notes receivable consisted of the following at December 31, 2003:

Demand notes receivable from related parties, interest ranging from 4.75% to 11%, unsecured	$60,056
Note receivable from individual, weekly payments of $200 including interest at 6.75% per annum, due June 2005, secured by vehicle	11,071

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor in Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE C - NOTES RECEIVABLE - Continued

Note receivable from unrelated company, interest at 9%, due December 2006, guaranteed by major stockholder of the unrelated company	203,000

274,127
Less current portion	135,671

$138,456

NOTE D - CONTRACTS IN PROGRESS

Uncompleted contracts at December 31, 2003 are summarized as follows:

Costs incurred on uncompleted contracts	$30,885,427
Estimated earnings on uncompleted contracts	3,792,364

34,677,791
Less billings to date	34,621,118

$56,673

These components are included on the balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$1,092,047
Billings in excess of costs and estimated earnings on uncompleted contracts	(1,035,374)

$56,673

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE E - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, 2003:

Land	$52,244
Buildings	1,267,139
Leasehold improvements	825,429
Equipment	2,261,136
Vehicles	1,421,509
Furnishings and fixtures	105,332

5,932,789
Less accumulated depreciation and amortization	3,836,277

$2,096,512

NOTE F - NOTE PAYABLE

Note payable consisted of the following at December 31, 2003:

Bank line of credit of $7,500,000, interest payable monthly at prime (4% at December 31, 2003), currently due, secured by contract receivables, inventory and equipment	$7,181,285

Due to filing the petition for relief under Chapter 11, the bank has restricted future draws on the line of credit, and due to an order by the bankruptcy court, the Company may only make interest payments on the outstanding balance.

NOTE G - LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 2003:

Note payable to individual, interest payable monthly at 12%, principal payments of $50,000 annually, at option of payee, unamortized principal balance due March 2005, secured by real estate	$317,253
Mortgage payable to bank, monthly principal payments of $7,708 plus interest at prime (4% at December 31, 2003), secured by real estate, due October 2007	1,310,417

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE G - LONG-TERM DEBT - Continued

Installment notes payable to various banks and finance companies, monthly payments of approximately $14,000 including interest ranging from 4% to 16.49%, secured by equipment	193,645

Mortgage payable to bank, monthly payments of $2,700, including interest at prime (4% at December 31, 2003) plus 2%, not to be less than 8%, due September 2006, secured by real estate	141,121

Note payable to stockholders, 0% interest, due on demand, unsecured	33,169

Note payable to individual, interest at 6% annually, due on demand, unsecured	20,000

Note payable to EarthFirst Resources, LLC, interest at prime (4% at December 31, 2003), secured by building, inventory and patents	190,000

2,205,605
Less current maturities	1,692,308

$513,297

Principal maturities on long-term debt are as follows:

December 31,
2004	$1,692,308
2005	396,672
2006	116,625

$2,205,605

Interest expense during the year ended December 31, 2003 included approximately $156,000 to the related companies, stockholders and individuals referred above and to those referenced in note N.

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE G - LONG-TERM DEBT - Continued

Due to Electric Machinery Enterprises, Inc. filing for petition for relief under Chapter 11, see note B, the Company has been unable to fund the operations of its wholly owned subsidiary EME Modular Structures, Inc. In June 2003, EME Modular Structures, Inc. obtained financing from EarthFirst Resources, LLC in the form of a working capital line of credit. The line of credit balance at December 31, 2003 is $190,000 and is currently due. The maximum amount available under this financing agreement is $500,000.

NOTE H - INCOME TAXES

The Company adheres to the provisions of Statement of Financial Accounting Standards (SFAS) No. 109. The calculation under (SFAS) No. 109 results in a net deferred tax asset of $ -0- as of December 31, 2003. The Company’s deferred tax attributes are as follows:

Deferred tax asset due to future federal and state income tax benefits from net operating loss carryforwards of Electric Machinery Enterprises, Inc. and Subsidiaries	$1,873,000

Deferred tax asset due to taxable timing differences of the allowance for doubtful accounts and accrued liabilities	1,922,000

Valuation allowance equal to the amount by which the deferred tax asset exceeds realizable benefit	(3,795,000)

$—

The difference in the provision for federal income taxes from that obtained by applying normal corporate rates to income before taxes is due principally to the difference in deferred compensation, accrued lawsuit settlements and nondeductible meals and entertainment expenses. Following is a summary of the effect on operations of this difference:

Current Benefit

Current income tax benefit	$3,796,000
Income tax effect of nondeductible expenses	(66,000)
Income tax effect of temporary differences	(3,547,000)

$183,000

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE H - INCOME TAXES - Continued

Deferred Expense

Increase in deferred tax asset due to increase in federal and state net operating loss carryforwards of Electric Machinery Enterprises, Inc. and Subsidiary	$1,728,000
Increase in deferred tax asset due to temporary differences of Electric Machinery Enterprises, Inc. and Subsidiary	1,833,000
Increase in valuation allowance	(3,795,000)

$(234,000)

The Company has available approximately $4.3 and $7.5 million in net operating loss carryforwards available to offset future federal and State of Florida taxable income, respectively, expiring through 2018. The tax benefit of these operating loss carryforwards is recorded as a deferred tax asset net of the valuation allowance.

NOTE I - COMMITMENTS AND CONTINGENCIES

1. Lease Commitments

The Company leases vehicles under noncancelable operating leases for periods up to four years. In addition, the Company conducts its operations in a facility leased from a related corporation owned by stockholders of Electric Machinery Enterprises, Inc.

Total rent expense for the year ended December 31, 2003 was approximately $746,000 of which approximately $627,000 was for the facility leased from a related corporation. Approximate future minimum rentals on noncancellable leases at December 31, 2003 are as follows:

Year ending December 31,
2004	$700,000
2005	639,000
2006	639,000
2007	627,000
2008	627,000
Thereafter	4,076,000

$7,308,000

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE I - COMMITMENTS AND CONTINGENCIES - Continued

2. Contingencies

The Company is involved in several legal actions and proceedings as a plaintiff and defendant. Due to the uncertainty of the outcome, the Company has not recorded any liabilities and has written off related receivables, billed and unbilled, amounting to approximately $1.7 million. A negative outcome similar to those experienced and discussed in Note M could have a material negative effect on the Company’s financial position; conversely, a positive outcome could have a material positive effect on the Company’s financial condition.

NOTE J - RETIREMENT PLAN

The Company adopted a 401(k) savings plan effective January 1, 1997. The plan covers all employees who are at least 18 years of age with one or more years of service. The Company did not make any discretionary contributions for the year ended December 31, 2003.

NOTE K - EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

The EME Employee Stock Ownership Plan and Trust (the “Plan”) enables employees of the Company to share in the growth of the Company through the acquisition of stock. Employees of the Company are generally eligible to participate in the Plan after one year of service and attainment of age 18, provided they worked at least 1,000 hours during such Plan year and are employed on the last working day of the Plan year.

The Plan provides for the Company, at the discretion of its Board of Directors, to make contributions up to the maximum amount permitted under the Internal Revenue Code, as amended. The Company did not contribute to the Plan during the year ended December 31, 2003.

NOTE L - DEFERRED COMPENSATION

The Company had a non-qualified deferred compensation arrangement with members of executive management under which future benefits were funded through investments in mutual funds and deferred annuities. These investments were liquidated during 2003 and all balances were fully distributed to those employees. Total deferred compensation expense approximated $17,000 for the year ended December 31, 2003.

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE M - LAWSUIT SETTLEMENTS

The Company was a defendant in two lawsuits during 2003 that have been settled as of the date of the auditors’ report. The first claim was settled in January 2004 for $4.1 million and the second claim was settled in April 2004 for $51,000. These amounts have been accrued at full face value as of December 31, 2003 as a component of current liabilities in the accompanying balance sheet.

NOTE N - LIABILITIES SUBJECT TO COMPROMISE

Pre-petition long-term debt subject to compromise at December 31, 2003 consisted of the following:

Note payable to related individual, interest payable quarterly at 9.5%, balance due October 2004, unsecured	$13,458
Note payable to stockholder, interest payable annually at 8%, due December 2006, unsecured	560,000
Note payable to related company, interest payable monthly at prime (4% at December 31, 2003) plus .25%, due October 2005, unsecured	436,423
Note payable to related individuals, interest payable monthly at prime (4% at December 31, 2003) plus .25%, due December 2004, unsecured	100,000
Note payable to stockholders, interest payable at prime (4% at December 31, 2003) plus 1%, due December 2004, unsecured	181,000
Note payable to related company, monthly principal payments of $2,145 plus interest at prime (4% at December 31, 2003) plus 25%, due May 2010, unsecured	1,570,635
Note payable to stockholders, interest payable at prime (4% at December 31, 2003) plus .25%, due April 2005, unsecured	200,000

$3,061,516

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2003

NOTE O - GOING CONCERN

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities should the Company be unable to continue as a going concern. The Company’s continuation as a going concern is dependent upon the outcome of the filed petitions for relief under Chapter 11 in the United States Bankruptcy Court for the Middle District of Florida. No assurance can be given that the Company will emerge from these proceedings as a going concern.

NOTE P – REORGANIZATION ITEM

The Company incurred professional fees of approximately $291,000 during the year ended December 31, 2003 related to the Company’s petition for relief under Chapter 11. Of this amount, approximately $143,000 has been paid as of December 31, 2003.

NOTE Q - CONTRACT AND CLAIMS RECEIVABLE

Included in other assets are construction costs that the Company has incurred in excess of original estimates on a contract with a governmental entity. The Company filed claims with the general contractor to recover these costs. The Company has estimated the recovery on these claims to be the amount of direct costs, totaling approximately $5.1 million, in excess of estimates on the approved contract. Also, accounts receivable relating to the above contract totaling approximately $2.2 million have been reclassified to a long-term asset due to the expected timing of collection.

Also included in other assets are contract receivables from other jobs totaling approximately $2.3 million that are in various stages of litigation or dispute.

The Company is attempting to resolve these disputes through litigation and expects to be successful in recovering these amounts. However, as in all matters in litigation, the outcome is not certain and amounts recovered, if any, could be materially different than expected and could have a significant impact on the Company continuing as a going concern.

NOTE R - SUBSEQUENT EVENTS

The Company executed contracts to sell the real estate held for future use in 2004. The Company’s portion of the contracted sale price amounted to approximately $1 million, of which approximately $136,000 was used to pay off a related mortgage.

The Company also sold its interest in E & B Partnership for $250,000 in 2004.

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTAL INFORMATION

Board of Directors

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

Our audit was conducted for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The following Schedule of Consolidated Selling, General and Administrative Expenses, Schedule of Open Contracts, Schedule of Closed Contracts, Schedule of Time and Material Job Activity, and Combined Financial Information are presented for purposes of additional analysis and are not a required part of the basic consolidated financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements, and accordingly, we express no opinion on it.

Tampa, Florida

April 9, 2004

2203 NORTH LOIS AVENUE•SUITE 700•POST OFFICE BOX 25177•TAMPA, FLORIDA 33622•(813) 875-7774 FAX (813) 874-6785

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

SCHEDULE OF CONSOLIDATED SELLING, GENERAL AND

ADMINISTRATIVE EXPENSES

For the year ended December 31, 2003

Advertising and promotion	$31,584
Auto and truck expenses	298,975
Bad debts	1,212,541
Bank charges	53,748
Contract services	917,982
Contributions	650
Depreciation and amortization	55,605
Dues and subscriptions	32,303
Electricity and water	125,243
Freight and postage	10,822
Insurance	2,184,048
Laboratory testing	16,089
Legal and accounting	995,615
Licenses	15,582
Loan costs	5,322
Miscellaneous	109,727
Office supplies	187,135
Rents	745,972
Repairs and maintenance	40,070
Retirement benefits administration	49,595
Salaries and bonuses	3,334,774
Taxes	439,969
Telephone	303,037
Training and education	24,862
Travel	33,495
Less burden allocated to cost of sales	(2,239,403)

$8,985,342

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

SCHEDULE OF OPEN CONTRACTS

December 31, 2003

											BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS	COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
CONTRACT DESCRIPTION	ESTIMATED CONTRACT PRICE	TOTAL ESTIMATED FINAL COST	EST. GROSS PROFIT(LOSS) @ COMPLETION	CONTRACT COSTS TO DATE	PERCENT COMPLETE TO DATE	PROFIT (LOSS) TO DATE	PROFIT (LOSS) PRIOR YEAR	PROFIT (LOSS) CURRENT	TOTAL BILLINGS TO DATE
Gibbs High School	$3,188,591	$2,265,610	$922,981	$704,122	31.08%	$286,862	$—	$286,862	$1,006,322		$(15,338)	$—
Gambro Renal Products	1,051,831	1,057,770	(5,939)	1,054,784	99.72%	(5,939)	—	(5,939)	1,051,447		(2,602)	—
Idlewild Baptist Church	3,323,305	2,622,549	700,756	319,410	12.18%	85,352	—	85,352	302,750		—	102,012
Four Seasons Resort	11,042,661	12,510,675	(1,468,014)	12,386,876	99.01%	(1,468,014)	1,120,157	(2,588,171)	11,042,661	*	(123,799)	—
Northport WWTP	632,660	493,973	138,687	479,974	97.17%	134,762	9,962	124,800	631,160		(16,424)	—
Grand Isle Villas Exuma	368,348	262,632	105,716	135,897	51.74%	54,697	10,928	43,769	315,890		(125,296)	—
San Juan Airport	578,005	462,649	115,356	428,650	92.65%	106,877	34,648	72,229	559,422		(23,895)	—
Ritz Carlton Blds. C & D	1,544,162	1,242,976	301,186	1,112,976	89.54%	269,682	—	269,682	1,043,023		—	339,635
Air Traffic Control Tower	489,866	410,424	79,442	362,363	88.29%	70,139	—	70,139	366,835		—	65,667
Middle School ‘KK’	986,424	830,389	156,035	509,081	61.31%	95,665	—	95,665	519,743		—	85,003
Emerald Bay Resort	4,234,632	3,372,421	862,211	3,196,021	94.77%	817,117	380,589	436,528	3,965,071		—	48,067
TGH Pre-Admissions	142,924	111,125	31,799	99,772	89.78%	28,549	—	28,549	115,322		—	12,999
New Tampa Park	312,496	170,514	141,982	161,738	94.85%	134,670	—	134,670	304,948		(8,540)	—
Wachovia Bank Lady Lake	82,124	80,273	1,851	45,274	56.40%	1,044	—	1,044	58,979		(12,661)	—
Newport Place Phase II	349,285	275,140	74,145	181,391	65.93%	48,884	—	48,884	250,614		(20,339)	—
AmSouth Bank Renovations	64,424	58,379	6,045	40,640	69.61%	4,208	—	4,208	49,233		(4,385)	—
Bradenton Dairy Queen	99,674	86,555	13,119	23,828	27.53%	3,612	—	3,612	40,434		(12,994)	—
W.R.F. Reclaimed Water	241,961	312,012	(70,051)	150,694	48.30%	(70,051)	—	(70,051)	120,712		(40,069)	—

TOTAL	$28,733,373	$26,626,066	$2,107,307	$21,393,491		$598,116	$1,556,284	$(958,168)	$21,744,566		$(406,342)	$653,383

*	Amount includes unbilled receivable

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

SCHEDULE OF CLOSED CONTRACTS

December 31, 2003

CONTRACT DESCRIPTION	CALCULATED CONTRACT PRICE	CALCULATED DIRECT COSTS	PROFIT (LOSS) @ COMPLETION	DIRECT COSTS TO DATE	PERCENT COMPLETE TO DATE	PROFIT (LOSS) TO DATE	PROFIT (LOSS) PRIOR YEAR	PROFIT (LOSS) CURRENT	TOTAL BILLINGS TO DATE		EXCESS OF COSTS AND ESTIMATED EARNINGS	ESTIMATED EARNINGS IN EXCESS OF BILLINGS
Adventure Beach Deck #2	$382,530	$240,700	$141,830	$240,700	100.00%	$141,830	$56,316	$85,514	$382,530		$—	$—
Manatee Elementary ‘A’	1,183,027	1,132,288	50,739	1,132,288	100.00%	50,739	86,516	(35,777)	1,183,027		—	—
Manatee Elementary ‘B’	1,233,730	1,160,096	73,634	1,160,096	100.00%	73,634	54,714	18,920	1,233,730		—	—
Bluebeard’s Castle A & B	200,300	159,896	40,404	159,896	100.00%	40,404	—	40,404	200,300		—	—
Delta Airlines, San Juan	173,398	98,924	74,474	98,924	100.00%	74,474	—	74,474	173,398		—	—
Merck-Medco RX SVC FLA #5	473,729	264,969	208,760	264,969	100.00%	208,760	106,465	102,295	473,729		—	—
Pine Crest Place	1,906,938	1,292,071	614,867	1,292,071	100.00%	614,867	246,971	367,896	1,906,938		—	—
Ocwen Computer Room Exp.	258,946	168,209	90,737	168,209	100.00%	90,737	38,253	52,484	258,946		—	—
Newport Place	400,023	264,496	135,527	264,496	100.00%	135,527	82,297	53,230	400,023		—	—
ALF Waterside	638,464	283,745	354,719	283,745	100.00%	354,719	68,382	286,337	638,464		—	—
UCC II Building	511,538	430,561	80,977	430,561	100.00%	80,977	65,001	15,976	511,538		—	—
Prosperity Oaks	1,214,336	882,798	331,538	882,798	100.00%	331,538	25,052	306,486	1,214,336		—	—
Prog. Physical Damage Trn	429,622	240,307	189,315	240,307	100.00%	189,315	68,768	120,547	429,622		—	—
KMBT Storage Building	277,535	260,323	17,212	260,323	100.00%	17,212	20,018	(2,806)	277,535		—	—
Echelon Offices	152,297	116,597	35,700	116,597	100.00%	35,700	20,444	15,256	152,297		—	—
Delta Airlines Airside E	257,931	150,169	107,762	150,169	100.00%	107,762	44,506	63,256	257,931		—	—
Dominion Telecom	99,699	64,857	34,842	64,857	100.00%	34,842	16,255	18,587	99,699		—	—
Holland & Knight	562,506	547,899	14,607	547,899	100.00%	14,607	—	14,607	562,506		—	—
Airside E Baggage Enhancement	95,946	75,743	20,203	75,743	100.00%	20,203	—	20,203	95,946		—	—
Cleveland School	176,129	117,890	58,239	117,890	100.00%	58,239	—	58,239	176,129		—	—
OCC Phase Five ORL Conv. Ctr.	21,024,927	17,564,738	3,460,189	17,564,738	100.00%	3,460,189	3,361,871	98,318	21,024,927	*	—	— —
OCC Systems, Division 17	6,443,565	6,074,380	369,185	6,074,381	100.00%	369,184	859,166	(489,982)	6,443,565	*	—	—
Potter’s Elementary	537,591	421,988	115,603	421,988	100.00%	115,603	—	115,603	537,591	*	—	—
Verizon	5,354,030	4,664,987	689,043	4,664,987	100.00%	689,043	184,150	504,893	5,354,030		—	—

TOTAL	$43,988,737	$36,678,631	$7,310,106	$36,678,632		$7,310,105	$5,405,145	$1,904,960	$43,988,737		$—	$—

*	Amount includes unbilled receivable

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

SCHEDULE OF TIME AND MATERIAL JOB ACTIVITY

December 31, 2003

	JOB REVENUE	DIRECT COSTS	PROFIT	BILLINGS	BILLINGS IN EXCESS OF COSTS AND ESTIMATED EARNINGS	COSTS AND ESTIMATED EARNINGS IN EXCESS OF BILLINGS
2003 TIME AND MATERIAL JOB ACTIVITY	$12,686,184	$9,491,936	$3,194,249	$12,876,552	$(629,032)	$438,664

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

COMBINED FINANCIAL INFORMATION

December 31, 2003

	Electric Machinery Enterprises, Inc. (Debtor-in- Possession)	E.M. Enterprises General Contractors, Inc.	E.M.E. Modular Structures, Inc.	Combined Totals	Intercompany Eliminations	Final Report Balance
ASSETS
Current assets
Cash	$1,161,426	$758,384	$14,446	$1,934,256	$—	$1,934,256
Accounts receivables - trade	6,091,277	770,263	132,078	6,993,618	(253,312)	6,740,306
Accounts receivable - intercompany	6,015,909	—	—	6,015,909	(6,015,909)	—
Notes receivable	135,671	—	—	135,671	—	135,671
Other receivables	256,543	—	(136)	256,407	—	256,407
Income tax refund receivable	299,000	—	—	299,000	—	299,000
Costs and estimated earnings in excess of billings on uncompleted contracts	775,681	316,366	—	1,092,047	—	1,092,047
Inventory	945,249	41,273	711,452	1,697,974	—	1,697,974
Prepaid expenses	22,000	—	—	22,000	—	22,000

Total current assets	15,702,756	1,886,286	857,840	18,446,882	(6,269,221)	12,177,661

Other assets
Property, plant and equipment	805,731	120,967	1,169,814	2,096,512	—	2,096,512
Real estate for future use	838,511	—	—	838,511	—	838,511
Cash surrender value - life insurance	109,923	—	—	109,923	—	109,923
Investment in partnership	22,969	—	—	22,969	—	22,969
Investments in subsidiaries	550,767	—	—	550,767	(550,767)	—
Notes receivable - long-term	138,456	—	—	138,456	—	138,456
Other assets	221,815	—	35,594	257,409	—	257,409
Contract receivables	9,647,389	—	—	9,647,389	—	9,647,389

	12,335,561	120,967	1,205,408	13,661,936	(550,767)	13,111,169

Total assets	$28,038,317	$2,007,253	$2,063,248	$32,108,818	$(6,819,988)	$25,288,830

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

COMBINED FINANCIAL INFORMATION – CONTINUED

December 31, 2003

	Electric Machinery Enterprises, Inc. (Debtor-in- Possession)	E.M. Enterprises General Contractors, Inc.	E.M.E. Modular Structures, Inc.	Combined Totals	Intercompany Eliminations	Final Report Balance
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities
Notes payable	$7,181,285	$—	$—	$7,181,285	$—	$7,181,285
Current maturities of long-term debt	114,853	22,861	1,554,594	1,692,308	—	1,692,308
Accounts payable - trade	3,295,943	487,482	131,608	3,915,033	(190,496)	3,724,537
Accounts payable - intercompany	—	1,750	6,014,159	6,015,909	(6,015,909)	—
Overbillings	643,318	392,056	—	1,035,374	—	1,035,374
Other accrued liabilities	549,346	814,333	110,997	1,474,676	(62,816)	1,411,860
Liability from settlement of lawsuit	4,151,000	—	—	4,151,000	—	4,151,000
Accrued income taxes payable	—	—	—	—	—	—

Total current liabilities	15,935,745	1,718,482	7,811,358	25,465,585	(6,269,221)	19,196,364

Long-term debt, less current maturities	478,686	30,904	3,707	513,297	—	513,297

Liabilities subject to compromise	5,676,839	—	—	5,676,839	—	5,676,839

Total Liabilities	22,091,270	1,749,386	7,815,065	31,655,721	(6,269,221)	25,386,500

Stockholders’ deficit
Common stock	25,114	1,000	1,000	27,114	(2,000)	25,114
Additional paid-in capital	4,186,503	139,767	409,000	4,735,270	(548,767)	4,186,503
Treasury stock	(928,790)	—	—	(928,790)	—	(928,790)
Accumulated deficit	2,664,220	117,100	(6,161,817)	(3,380,497)	—	(3,380,497)

Total stockholders deficit	5,947,047	257,867	(5,751,817)	453,097	(550,767)	(97,670)

Total liabilities and stockholders’ deficit	$28,038,317	$2,007,253	$2,063,248	$32,108,818	$(6,819,988)	$25,288,830

Electric Machinery Enterprises, Inc. and Subsidiaries

(Debtor-in-Possession)

COMBINED FINANCIAL INFORMATION - CONTINUED

December 31, 2003

	Electric Machinery Enterprises, Inc. (Debtor-in- Possession)	E.M. Enterprises General Contractors, Inc.	E.M.E. Modular Structures, Inc.	Combined Totals	Intercompany Eliminations	Final Report Balance
Earned revenues	$43,361,439	$5,320,432	$1,154,522	$49,836,393	$(1,322,483)	$48,513,910

Cost of earned revenues	40,855,657	4,216,430	1,230,178	46,302,265	(1,322,483)	44,979,782

Gross profit (loss)	2,505,782	1,104,002	(75,656)	3,534,128	—	3,534,128

Selling, general and administrative expenses	7,300,644	975,739	708,959	8,985,342	—	8,985,342

Operating profit (loss)	(4,794,862)	128,263	(784,615)	(5,451,214)	—	(5,451,214)

Other income (expenses)
Interest expense	(502,714)	(19,051)	(60,672)	(582,437)	—	(582,437)
Interest income	4,722	—	—	4,722	—	4,722
Bad debt recovery	327,051	—	—	327,051	—	327,051
Settlement of lawsuit	(4,151,000)	—	—	(4,151,000)	—	(4,151,000)
Miscellaneous income	524,600	7,888	—	532,488	—	532,489

	(3,797,341)	(11,163)	(60,672)	(3,869,176)	—	(3,869,175)

Reorganization professional fees	291,000	—	—	291,000	—	291,000

Loss before income taxes	(8,883,203)	117,100	(845,287)	(9,611,390)	—	(9,611,389)

Income tax expense	(51,000)	—	—	(51,000)	—	(51,000)

Net loss	(8,934,203)	117,100	(845,287)	(9,662,390)	—	(9,662,389)

Retained earnings at beginning of year	11,598,423	—	(5,316,530)	6,281,893	—	6,281,892

Accumulated deficit at end of year	$2,664,220	$117,100	$(6,161,817)	$(3,380,497)	$—	$(3,380,497)